2025 Third Quarter Financial Summary

Forward Looking Statements 2 When used in this presentation, statements which are not historical in nature, including those containing words such as “will,” “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “could,” “would,” “should,” “may” or similar expressions, are intended to identify “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. These beliefs, assumptions and expectations are subject to risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed or implied in our forward looking statements. The following factors are examples of those that could cause actual results to vary from our forward-looking statements: changes in our business and investment strategy; inflation and changes in interest rates and the fair market value of our assets, including negative changes resulting in margin calls relating to the financing of our assets; changes in credit spreads; changes in the long-term credit ratings of the U.S., Fannie Mae, Freddie Mac, and Ginnie Mae; general volatility of the markets in which we invest; changes in prepayment rates on the loans we own or that underlie our investment securities; increased rates of default, delinquency or vacancy and/or decreased recovery rates on or at our assets; our ability to identify and acquire our targeted assets, including assets in our investment pipeline; our ability to dispose of assets from time to time on terms favorable to us; changes in our relationships with our financing counterparties and our ability to borrow to finance our assets and the terms thereof; changes in our relationships with and/or the performance of our operating partners; our ability to predict and control costs; changes in laws, regulations or policies affecting our business; our ability to make distributions to our stockholders in the future; our ability to maintain our qualification as a real estate investment trust (“REIT”) for U.S federal income tax purposes; our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended; impairments and declines in the value of the collateral underlying our investments; changes in the benefits we anticipate from the acquisition of Constructive Loans, LLC ("Constructive"); our ability to effectively integrate Constructive into our Company and the risks associated with the ongoing operation thereof; our ability to manage or hedge credit risk, interest rate risk, and other financial and operational risks; our exposure to liquidity risk, risks associated with the use of leverage, and market risks; and risks associated with investing in real estate assets and/or operating companies, including changes in business conditions and the general economy, the availability of investment opportunities and conditions in markets for residential loans, mortgage-backed securities, structured multi-family investments and other assets that we own or in which we invest. These and other risks, uncertainties and factors, including the risk factors and other information described in our most recent Annual Report on Form 10-K, as updated and supplemented from time to time, and our subsequent Quarterly Reports on Form 10-Q and other information that we file from time to time with the U.S. Securities and Exchange Commission (“SEC”) under the Exchange Act could cause our actual results to differ materially from those projected in any forward- looking statements we make. All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time and it is not possible to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation may not contain all of the information that is important to you. As a result, the information in this presentation should be read together with the information included in our most recent Annual Report on Form 10-K, as updated and supplemented from time to time, and our subsequent Quarterly Reports on Form 10-Q and other information that we file under the Exchange Act. References to “the Company,” “Adamas,” “we,” “us,” or “our” refer to Adamas Trust, Inc., together with its consolidated subsidiaries, unless we specifically state otherwise or the context indicates otherwise. See glossary of defined terms and detailed end notes for additional important disclosures included at the end of this presentation. Third quarter 2025 Financial Tables and related information can be viewed in the Company’s press release dated October 29, 2025 posted on the Company’s website at http://www.adamasreit.com under the “News” section.

Table of Contents • Company Overview • Market & Strategy Update • Quarterly Financial Information • Appendix

COMPANY OVERVIEW

“The third quarter was an active and strategically significant period for Adamas. We marked the Company’s recent rebranding with its highest level of quarterly investment activity since inception, expanding the investment portfolio by $1.8 billion. The momentum generated from our disciplined and deliberate capital rotation that focuses on assets with greater earnings durability has allowed for a meaningful increase in the Company’s quarterly dividend. Additionally, we deepened relationships across the investment ecosystem in the quarter with our acquisition of the remaining 50% interest in a market leading business purpose loan origination platform. Together, these initiatives drove earnings available for distribution higher for the sixth consecutive quarter, reinforcing our commitment to long-term value creation for our stockholders.” Jason Serrano, Chief Executive Officer Management Update To Our Stockholders 5

Adamas Overview Adamas Trust, Inc. (NASDAQ: ADAM) is an internally-managed real estate investment trust focused on strategically deploying capital across complementary businesses to generate durable earnings and long-term value for stockholders. Built on a foundation of strength, integrity, and resilience, Adamas combines disciplined portfolio management with an operating platform designed to capture opportunities across real estate and capital markets. 1. Represents outstanding shares of common stock and preferred stock multiplied by closing common stock and preferred stock prices. See Glossary and End Notes in the Appendix. 28% 57% 15% Capital AllocationSingle-Family Credit/Other Single-Family Agency Multi-Family 6 Balanced A well-diversified strategy focused on delivering consistent recurring income Experienced Extensive expertise navigating multiple market environments with a patient, disciplined approach Resilient Internally managed REIT delivering stable distributions across cycles $10.4B Investment Portfolio $1.1B Total Market Capitalization1 $1.5B in common stock dividends declared since June 2004 Investment Portfolio - Capital Allocation

• Earnings per share (basic) of $0.36 • Earnings Available for Distribution (“EAD”) per share of $0.24* • Book value per share of $9.20 (+1.0% change QoQ) • Adjusted Book Value per share of $10.38* (+1.2% change QoQ) • 3.51% Quarterly Economic Return • 3.41% Quarterly Economic Return on Adjusted Book Value* • Declared third quarter common stock dividend of $0.23 per share (+15% change QoQ) • Common stock dividend yield of 13.20% (share price as of September 30, 2025) • Acquired remaining 50% ownership interest in Constructive Loans, LLC (“Constructive”), a leading originator of business purpose loans for residential real estate investors • Acquired $2.3 billion of new single-family residential investments o Includes $1.8 billion of Agency at 5.27% average coupon o Includes $522 million of BPLs • Total investment portfolio increased by $1.8 billion (+20% change QoQ) • Total adjusted interest income of $150 million* (+13% change QoQ) • EAD per share increased 9% from prior quarter* • Issued $115 million of 9.875% senior unsecured notes due 2030 • Issued $370 million rated performing and re-performing residential loan securitization with a 5.70% effective cost • Issued $275 million rated BPL-Rental securitization with a 5.17% effective cost • Company Recourse Leverage Ratio of 5.0x • Portfolio Recourse Leverage Ratio of 4.7x o Agency Portfolio Recourse Leverage Ratio of 7.8x o Credit and Other Portfolio Recourse Leverage Ratio of 0.9x • Excess liquidity capacity of $424 million o Available cash of $181 million o Additional financing of $243 million available for unencumbered/under-levered assets See Glossary and End Notes in the Appendix. *Represents a non-GAAP financial measure. See Non-GAAP Financial Measures in the Appendix. Key Developments Financial Performance Quarterly Highlights Stockholder Value Investing Activity Liquidity & Financing 7

8 $10.26 $10.38 2Q 2025 3Q 2025 $0.22 $0.24 2Q 2025 3Q 2025 $0.20 $0.23 2Q 2025 3Q 2025 EAD Per Share*Adjusted Book Value Per Share* Dividend Per Share 13.20% Dividend Yield Quarterly Economic Return on Adjusted Book Value*: 3.41% $0.32 $0.36 $0.40 $0.44 $0.47 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 $6.9 $7.4 $8.3 $8.6 $10.4 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 SF Agency 64% SF Credit 32% MF 2% Other 2% 0.5x 0.9x 8.6x 7.8x 3.6x 4.7x 2Q 2025 3Q 2025 Credit and Other Agency $189 $163 $173 $156 $181 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 2.6x 3.0x 3.4x 3.8x 5.0x 2.5x 2.9x 3.2x 3.6x 4.7x 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 Company Portfolio Portfolio Allocation Adjusted Net Interest Income – EPS Contribution*Total Portfolio Size Available CashRecourse Leverage Ratio Portfolio Recourse Leverage Ratio FI N A N C IN G & L IQ U ID IT Y Total Portfolio Leverage (Dollar amounts in millions) B O O K V A LU E & E A R N IN G S IN V E S T M E N T P O R T FO LI O (Dollar amounts in billions) Financial Snapshot See Glossary and End Notes in the Appendix. *Represents a non-GAAP financial measure. See Non-GAAP Financial Measures in the Appendix.

See Glossary and End Notes in the Appendix. *Represents a non-GAAP financial measure. See Non-GAAP Financial Measures in the Appendix. Continued Momentum in EAD Growth $0.10 $0.16 $0.20 $0.22 $0.24 $- $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 EARNINGS IMPROVEMENT Adamas is focused on continuing to increase earnings: • EAD per share rose $0.02, representing a 9% increase QoQ and 140% increase YoY • 3Q 2025 marks the sixth consecutive quarter of EAD growth Adamas enhanced earnings by deploying capital into Agency RMBS and BPLs to further advance its core strategy. EAD Per Share* 9

See Glossary and End Notes in the Appendix. Expanding Investment Portfolio to Drive EAD Growth 10 Investment Portfolio Size Investment Portfolio Capital Rotation $6.9 $7.4 $8.3 $8.6 $10.4 $4.0 $8.0 $12.0 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 (Dollar amounts in billions) 57% 15% 0% 20% 40% 60% 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 Single-Family Agency Multi-Family In the quarter, Adamas exited its remaining multi-family joint venture equity positions, streamlining focus and capital allocation toward core strategies, such as Agency RMBS. Adamas also surpassed its near-term objective of a 50% Agency portfolio capital allocation. Enhanced Portfolio Liquidity Strategic Capital Deployment Driving EAD Growth Core Strategies Enhance Long-Term Value Creation +20% +4%+12% +7%

Adamas’ stock price is discounted by 33% to Adjusted Book Value • Adamas’ stock price is discounted to Adjusted Book Value by $3.41 per share • Adamas’ stock price is trading at a 17% discount to allocated Agency capital 1. Represents closing common stock price on September 30, 2025. Valuation Per Share Stock Price1 $6.97 Adjusted Book Value* $10.38 Stock price presents compelling value upside with the potential for further value creation through future income growth. Adamas Share Price Has Significant Potential Upside See Glossary and End Notes in the Appendix. *Represents a non-GAAP financial measure. See Non-GAAP Financial Measures in the Appendix. 11 $6.97 Agency Capital $8.40 Other $1.98 $- $2 $4 $6 $8 $10 $12 Adjusted Book Value* Stock Price $10.38 17% Discount

Single-Family Credit 31% Single-Family Agency 63% See Glossary and End Notes in the Appendix. BPL-Rental $1,183 MM | 11% BPL-Bridge $906 MM | 9% Performing Loans $492 MM | 5% RPL $332 MM | 3% Non-Agency RMBS $187 MM | 2% SFR $132 MM | 1% Agency RMBS $6,659 MM | 63% Mezzanine Lending $116 MM | 1% Cross-Collateralized Mezzanine Lending $139 MM | 1% Other Investments $183 MM | 2% Available Cash $181 MM | 2% $10.4 Billion Investment Portfolio +$181 MM Available Cash Adamas Holds a Diversified Investment Portfolio 12

$1,979 $2,203 $2,411 $2,353 $2,591 $2,638 $2,831 $4,061 $4,446 $5,934 $974 $1,182 $426 $471 $578 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 Credit & Other Financing Agency Leverage Securitization Financing Portfolio Financing Portfolio Recourse Leverage Ratio 2.9x 3.2x 4.7x3.6x2.5x Portfolio Financing and Corporate Debt Corporate Sub. Debentures $45 | 1% Corporate Senior Unsecured Notes $358 | 4% Credit & Other Financing $578 | 6% Securitization Financing $2,591 | 27% Agency Leverage $5,934 | 62% (Dollar amounts in millions) $100 $60 $198 $45 $0 $50 $100 $150 $200 2025 2026 2027 2028 2029 2030 2035 Senior Unsecured Notes Sub. Debentures Corporate Debt Maturities Adamas Debt Structure 13 See Glossary and End Notes in the Appendix.

MARKET & STRATEGY UPDATE

• Adamas has been growing its investment portfolio with the aim of generating higher recurring net interest income and EAD. • Recent acquisitions have been primarily concentrated in Agency RMBS, BPL- Rental and BPL-Bridge loans. • Adamas will continue to invest in its core strategies and utilize its excess liquidity to capitalize on opportunities during periods of volatility. Sustained Pace of Investment Activity $372 $363 $1,451 $504 $1,817 $636 $560 $397 $294 $526 $1,008 $923 $1,848 $798 $2,343 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 Agency Residential Credit Residential Investment Portfolio 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 Acquisitions $1,008 $923 $1,848 $798 $2,343 Sales (121) (19) (14) (31) (131) Payoffs (353) (489) (402) (547) (479) Net Activity $534 $415 $1,432 $220 $1,733 Residential Investment Acquisitions (Dollar amounts in millions) 15 Earnings Growth Through Strategic Capital Deployment See Glossary and End Notes in the Appendix.

1%22% 53% 18% 4% 2% 4.5% 5.0% 5.5% 6.0% 6.5% ARM Coupon 5.4% Low FICO 20% Generic 37% High LTV 14% State 18% ARM 2% Loan Bal 6% Investor 3% Specified Pool by Coupon Specified Pool by Breakdown • Agency as a core strategy provides several benefits: ◦ Attractive carry and compelling risk-adjusted returns ◦ Diversification of overall portfolio and complimentary performance to our credit assets ◦ Expected outperformance in a rate easing cycle or economic downturn • The targeted profile of Agency purchases remains current coupon specified pools with lower pay-ups. • Historically wide Agency spreads have provided additional opportunities to grow the portfolio at attractive levels. Specified Pool Characteristics 2Q 2025 Portfolio 3Q 2025 Portfolio UPB ($MM) $4,824 $6,461 Avg. Price $100.50 $101.00 Avg. Coupon 5.59% 5.51% WALA (months) 16.8 16.4 Agency Portfolio Characteristics Asset Value ($MM) Specified Pool % Agency IO % TBA % $6,659 98% 2% <1% Single-Family Investment Portfolio Agency Strategy 16 See Glossary and End Notes in the Appendix.

- 1,000 2,000 3,000 4,000 5,000 6,000 7,000 100 125 150 175 Jan-25 Feb-25 Mar-25 Apr-25 May-25 Jun-25 Jul-25 Aug-25 Sep-25 Agency RMBS Holdings Agency RMBS Current Coupon Spread 0 50 100 150 200 $- $1,000 $2,000 $3,000 $4,000 2.0 2.5 3.0 3.5 4.0 4.5 5.0 5.5 6.0 6.5 7.0 Z V S p read (b p s)A g en cy R M B S Agency RMBS Holdings Market ZV Spread Acquisitions ZV Spread • In the quarter, current coupon mortgage spreads tightened by 20 bps to 126 bps. This was significant tightening from the end of the prior quarter, as interest rate volatility fell and markets normalized. • Adamas materially increased its investment pace within the sector, pursuing compelling risk-adjusted returns. • We anticipate continued growth of the portfolio, albeit at a lower pace than 3Q 2025. (Dollar amounts in millions) Single-Family Investment Portfolio Agency RMBS Market (Dollar amounts in millions) Agency Specified Pools at Different Coupons Agency RMBS Current Coupon Spreads C u rr en t C o u p o n S p re ad (b p s) A g en cy R M B S 17 See Glossary and End Notes in the Appendix.

BPL-Rental Loan Characteristics Portfolio 3Q 2025 Acquisitions UPB ($MM) $1,158 $252 Loan Count 5,760 1,372 Avg. FICO 747 750 Avg. Coupon 7.07% 7.43% Avg. LTV 70% 72% Avg. DSCR 1.37x 1.33x BPL-Rental Loan Portfolio (Dollar amounts in millions) • Adamas’ BPL-Rental strategy has been in place since 2021, trading $1.3 billion with 12 counterparties. • 93% of BPL-Rental loans are currently held in securitizations. • Adamas applies a disciplined, institutional credit framework, targeting high-quality assets with strong DSCR and sponsor profiles to deliver stable cash flows and durable performance. • High-quality underwriting and consistent performance have earned strong market recognition and investor confidence within the BPL-Rental securitization space. 18 Single-Family Investment Portfolio $604 $770 $916 $934 $1,158 $- $250 $500 $750 $1,000 $1,250 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 U P B 0.8% 1.2% 1.2% 1.7% 1.3% 0% 1% 2% 3% 4% 5% 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 DQ 60+ BPL-Rental DQ 60+ See Glossary and End Notes in the Appendix.

• Adamas’ BPL-Bridge strategy has been in place since 2019, trading $5.5 billion with 20 originator/aggregator counterparties. • Adamas has issued $1.2 billion of BPL-Bridge securitizations in both rated and unrated deals with revolving debt structures. 82% of BPL-Bridge loans are currently held in securitizations. • Adamas’ asset management team continues to make progress in reducing the delinquent portion of our portfolio. Adamas remains selective in acquisitions, prioritizing credit and maximum utilization of its revolving securitizations. 85% 13% 2% Single-Family Single-Family Ground Up Multi-Family BPL-Bridge Loan Portfolio BreakdownBPL-Bridge Loan Portfolio Composition DQ 60+: 13% (Dollar amounts in millions) Loan Characteristics Portfolio 3Q 2025 Acquisitions UPB ($MM) $919 $208 Loan Count 1,882 492 Avg. FICO 741 741 Avg. Coupon 10.4% 10.0% Avg. LTARV 65% 65% Avg. LTC 70% 75% Ground Up % 13% 6% Multi-Family % 2% 1 1% Single-Family Investment Portfolio BPL-Bridge 19 $173 $170 $168 $137 $124 $1,007 $1,007 $925 $819 $795 $1,180 $1,177 $1,093 $956 $919 $- $250 $500 $750 $1,000 $1,250 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 U P B DQ 60+ Performing See Glossary and End Notes in the Appendix.

Mezzanine Lending & Cross-Collateralized Mezzanine Lending Asset Value ($MM) $255 Avg. DSCR 1.35x Avg. Adjusted LTV(1) 83% Avg. Coupon(2) 11.7% Annualized Payoff by Quarter • Adamas expects redemptions of MF investments to continue to accelerate, allowing for rotation into higher yielding investments. • Average portfolio occupancy rate of 92%. • Redeemed two Mezzanine Lending investments for net proceeds of $26 million yielding a 14.8% IRR. • Adamas exited its remaining joint venture equity positions during 3Q25 at the approximate carrying value of $17 million. 20 Multi-Family Investment Portfolio 0% 5% 10% 15% 20% 25% 30% 35% $150 $200 $250 $300 $350 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 A n n u alized P ayo ff R ate E n d in g U P B Ending UPB (L-Axis) 1. Avg. Adjusted LTV represents the weighted average combined LTV, inclusive of the estimated capital expenditure budget at origination, of the underlying properties. 2. The Avg. Coupon for Cross-Collateralized Mezzanine Lending relates to the preferred equity investment. Historical Payoff Rate (R-Axis) 3Q 2025: 32.4% Historical: 25.8% (Dollar amounts in millions) See Glossary and End Notes in the Appendix.

Over $1.8 billion of BPLs originated over the last 12 months Founded in 2017 Operates in 48 states & D.C. Track record of origination growth, profitability and stable loan performance Headquartered in Oakbrook Terrace, Illinois and has 159 personnel Acquisition of Constructive On July 15, 2025, Adamas acquired the remaining 50% interest in Constructive, advancing Adamas’ business purpose lending strategy. Constructive is a leading originator of business purpose loans for residential real estate investors. • Originated over $5.6 billion of BPLs since its inception in 2017. • Constructive has sourced BPLs from over 800 broker partners through its primary wholesale channel, representing 88% of its volume. • Sold BPLs to over 16 institutional trading partners. • Established as a reliable and competitive capital provider to the single-family investor market. 21 See Glossary and End Notes in the Appendix.

$30 $168 $288 $885 $1,953 $2,947 $4,323 $5,603 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2018 2019 2020 2021 2022 2023 2024 YTD 2025 Lo an O ri g in at io n V o lu m e Constructive’s National Origination Footprint Growth of Origination Volume on a National Scale (Dollar amounts in millions) 22 Constructive Cumulative Loan Origination Volume See Glossary and End Notes in the Appendix.

$- $100 $200 $300 $400 $500 $600 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 BPL-Rental Loans BPL-Bridge Loans BPL-Rental 94% BPL-Bridge 6% Constructive BPL Product Mix LTM Loan Characteristics Constructive LTM Originations Avg. Loan Size $201,471 Loan Count 8,729 Avg. FICO 749 Avg. Coupon 7.60% Avg. LTV/LTARV 73% Repeat Borrowers 53% Constructive BPL Origination Overview • Constructive originated $439MM of business purpose loans in the quarter, representing a 9% increase from the prior quarter and a 10% increase from 3Q 2024. • Origination quality is anchored by strong underwriting standards and creditworthy borrowers. • Constructive has ripe opportunities for growth through increased BPL-Bridge production and diversified origination sources. 23 Origination Volume by Quarter $400 $479 $439 $402 $439 (Dollar amounts in millions) See Glossary and End Notes in the Appendix.

QUARTERLY FINANCIAL INFORMATION

25 Financial Results Third Quarter 2025 Profit & Loss Dollar amounts in millions, except per share data Description Amount EPS Contribution Interest income $ 160.6 $ 1.78 Interest expense (124.0) (1.37) Net Interest Income $ 36.6 $ 0.40 Income from real estate 19.1 0.21 Expenses related to real estate (23.0) (0.25) Net Loss from Real Estate $ (3.9) $ (0.04) Realized losses, net (5.6) (0.06) Unrealized gains, net 54.9 0.61 Losses on derivative investments, net (13.0) (0.14) Mortgage banking activities, net 14.1 0.16 Loss from equity investments (1.6) (0.02) Impairment of real estate (1.6) (0.02) Other income 1.5 0.02 Other Income $ 48.6 $ 0.54 Total Net Interest Income, Net Loss from Real Estate & Other Income $ 81.3 $ 0.90 General & administrative expenses (23.3) (0.25) Portfolio operating expenses (6.8) (0.08) Loan origination costs (3.8) (0.04) Financing transaction costs (7.9) (0.09) Total Expenses $ (41.8) $ (0.46) Adjustment: Net loss attributable to non-controlling interest 5.0 0.06 Income tax benefit 0.3 — Preferred stock dividends (12.1) (0.13) Net Income Attributable to Common Stockholders $ 32.7 $ 0.36 Note: Numbers may not foot due to rounding. See Glossary and End Notes in the Appendix.

Net Interest Spread* Yield on Average Interest Earning Assets declined due to a higher allocation in lower-yielding Agency securities and business purpose rental loans compared to business purpose bridge loans. Average Financing Cost improved, driven by lower rates and more favorable securitization financing following the redemption of higher-cost securitization structures. Dollar Amounts in Thousands 3Q'25 2Q'25 1Q'25 4Q'24 3Q'24 Agency Avg. Interest Earning Assets $ 5,873,080 $ 4,745,083 $ 3,782,796 $ 3,025,834 $ 2,827,807 Avg. Interest Bearing Liabilities $ 5,300,885 $ 4,294,200 $ 3,356,229 $ 2,691,667 $ 2,530,166 Yield on Avg. Interest Earning Assets* 5.86% 5.88% 5.89% 5.96% 6.12 % Average Financing Cost* (4.14) % (4.24) % (4.37) % (4.44) % (4.32) % Agency Net Interest Spread* 1.72% 1.64% 1.52% 1.52% 1.80 % Single-Family Credit Avg. Interest Earning Assets $ 3,333,917 $ 3,227,486 $ 3,303,600 $ 3,167,203 $ 3,013,637 Avg. Interest Bearing Liabilities $ 2,902,470 $ 2,742,414 $ 2,787,285 $ 2,651,635 $ 2,519,000 Yield on Avg. Interest Earning Assets* 7.12% 7.32% 7.30% 7.38% 7.16 % Average Financing Cost* (5.66) % (5.85) % (5.98) % (6.03) % (6.26) % Single-Family Credit Net Interest Spread* 1.46% 1.47% 1.32% 1.35% 0.90 % Multi-Family Credit Avg. Interest Earning Assets $ 71,026 $ 74,273 $ 86,415 $ 88,647 $ 91,164 Avg. Interest Bearing Liabilities $ — $ — $ — $ — $ — Yield on Avg. Interest Earning Assets* 11.96% 11.86% 12.06% 12.10% 11.84 % Average Financing Cost* — % — % — % — % — % Multi-Family Credit Net Interest Spread* 11.96% 11.86% 12.06% 12.10% 11.84 % Corporate/Other Avg. Interest Earning Assets $ 172,958 $ 126,552 $ 418,681 $ 513,508 $ 103,275 Avg. Interest Bearing Liabilities $ 561,681 $ 410,458 $ 671,656 $ 713,805 $ 306,946 Yield on Avg. Interest Earning Assets* 4.69% 4.58% 4.01% 4.28% 4.08 % Average Financing Cost* (7.14) % (6.77) % (5.61) % (4.83) % (6.46) % Corporate/Other Net Interest Spread* (2.45) % (2.19) % (1.60) % (0.55) % (2.38) % Total Avg. Interest Earning Assets $ 9,450,981 $ 8,173,394 $ 7,591,492 $ 6,795,192 $ 6,035,883 Avg. Interest Bearing Liabilities $ 8,765,036 $ 7,447,072 $ 6,815,170 $ 6,057,107 $ 5,356,112 Yield on Avg. Interest Earning Assets* 6.33% 6.48% 6.47% 6.57% 6.69 % Average Financing Cost* (4.83) % (4.98) % (5.15) % (5.20) % (5.37) % Net Interest Spread* 1.50% 1.50% 1.32% 1.37% 1.32 % Yield By Strategy *Represents a non-GAAP financial measure. See Non-GAAP Financial Measures in the Appendix. See Glossary and End Notes in the Appendix. 26

Adjusted Net Interest Income* The increase in Adjusted Net Interest Income was primarily driven by higher investment in Agency RMBS, partially offset by an increase in corporate debt interest expense resulting from baby bonds issued during the quarter. Dollar Amounts in Thousands 3Q'25 2Q'25 1Q'25 4Q'24 3Q'24 Agency Adjusted Interest Income* $ 86,041 $ 69,750 $ 55,668 $ 45,054 $ 43,260 Adjusted Interest Expense* (55,268) (45,415) (36,187) (30,150) (27,574) Agency Adjusted Net Interest Income* $ 30,773 $ 24,335 $ 19,481 $ 14,904 $ 15,686 Single-Family Credit Adjusted Interest Income* $ 59,305 $ 59,077 $ 60,302 $ 58,463 $ 53,976 Adjusted Interest Expense* (41,377) (40,025) (41,086) (40,296) (39,721) Single-Family Credit Adjusted Net Interest Income $ 17,928 $ 19,052 $ 19,216 $ 18,167 $ 14,255 Multi-Family Credit Interest Income $ 2,124 $ 2,203 $ 2,605 $ 2,683 $ 2,699 Interest Expense — — — — — Multi-Family Credit Adjusted Net Interest Income* $ 2,124 $ 2,203 $ 2,605 $ 2,683 $ 2,699 Corporate/Other Interest Income $ 2,030 $ 1,449 $ 4,195 $ 5,490 $ 1,051 Adjusted Interest Expense* (10,103) (6,931) (9,287) (8,693) (5,001) Corporate/Other Adjusted Net Interest Income (Loss)* $ (8,073) $ (5,482) $ (5,092) $ (3,203) $ (3,950) Total Adjusted Interest Income* $ 149,500 $ 132,479 $ 122,770 $ 111,690 $ 100,986 Total Adjusted Interest Expense* (106,748) (92,371) (86,560) (79,139) (72,296) Total Adjusted Net Interest Income* $ 42,752 $ 40,108 $ 36,210 $ 32,551 $ 28,690 Adjusted Interest Income & Adjusted Interest Expense Breakout by Investment Category Adjusted Net Interest Income* *Represents a non-GAAP financial measure. See Non-GAAP Financial Measures in the Appendix. See Glossary and End Notes in the Appendix. 27

Net Loss from Real Estate The increase in net loss from real estate during the quarter was primarily driven by lower rental income due to the sale of two joint venture equity investments during the quarter. In addition, certain property-related expenses were fully recognized during the quarter as a result of these sales. Dollar Amounts in Thousands 3Q'25 2Q'25 1Q'25 4Q'24 3Q'24 Income from real estate $ 19,104 $ 20,638 $ 20,655 $ 26,193 $ 31,903 Expenses related to real estate: Interest expense, mortgages payable on real estate (5,409) (5,882) (6,007) (10,235) (12,676) Depreciation expense on operating real estate (5,936) (5,928) (5,895) (6,879) (8,131) Other real estate expenses (11,637) (11,842) (10,988) (14,950) (18,591) Total expenses related to real estate $ (22,982) $ (23,652) $ (22,890) $ (32,064) $ (39,398) Net Loss from Real Estate $ (3,878) $ (3,014) $ (2,235) $ (5,871) $ (7,495) See Glossary and End Notes in the Appendix. Net Loss from Real Estate 28

Realized Losses, Net Net realized losses in the third quarter primarily related to: • Losses on foreclosed properties resulting from lower valuations • Losses on discounted payoffs on non-performing business purpose bridge loans Unrealized Gains (Losses), Net Unrealized gains recognized in the third quarter can be attributed to tighter spreads and decreases in interest rates, which increased the fair value of our Agency RMBS, residential loan portfolio and Consolidated SLST investments. Unrealized gains on these assets were partially offset by unrealized losses recognized on CDOs and corporate debt at fair value, reflecting the impact of the changes in interest rates. Dollar Amounts in Thousands 3Q'25 2Q'25 1Q'25 4Q'24 3Q'24 Residential loans and real estate owned $ (5,610) $ (1,239) $ (14,282) $ (9,642) $ (958) Investment securities — (2,532) (26,818) (305) (422) Total Realized Losses, net $ (5,610) $ (3,771) $ (41,100) $ (9,947) $ (1,380) Dollar Amounts in Thousands 3Q'25 2Q'25 1Q'25 4Q'24 3Q'24 Residential loans $ 19,533 $ 10,375 $ 30,356 $ (45,644) $ 52,165 Consolidated SLST 2,440 5,521 3,264 (4,357) 6,753 CDOs at fair value (8,839) (7,374) (4,674) 16,548 (19,533) Corporate debt at fair value (5,172) 2,343 3,049 590 (900) Preferred equity and mezzanine loan investments 125 55 410 (137) 213 Investment securities 47,784 14,542 86,504 (99,192) 58,251 Mortgage servicing rights (1,019) (848) (706) 616 — Total Unrealized Gains (Losses), net $ 54,852 $ 24,614 $ 118,203 $ (131,576) $ 96,949 See Glossary and End Notes in the Appendix. Other Income (Loss) 29

(Losses) Gains on Derivative Instruments, Net Net losses on derivative investments in the third quarter primarily related to: • Unrealized losses on interest rate swaps as a result of a decrease in interest rates • Realized losses on the settlement of derivative instruments Dollar Amounts in Thousands 3Q'25 2Q'25 1Q'25 4Q'24 3Q'24 Unrealized (losses) gains on derivative instruments $ (3,392) $ (36,261) $ (71,278) $ 89,638 $ (56,282) Realized (losses) gains on derivative instruments (9,614) 9,295 24,476 2,316 (4,358) Total (Losses) Gains on Derivative Instruments, net $ (13,006) $ (26,966) $ (46,802) $ 91,954 $ (60,640) See Glossary and End Notes in the Appendix. Other Income (Loss) 30 Mortgage Banking Activities, Net Income from mortgage banking activities in the third quarter reflects the consolidation of Constructive and the recognition of income from the origination and sale of business purpose loans by Constructive. Dollar Amounts in Thousands 3Q'25 2Q'25 1Q'25 4Q'24 3Q'24 Residential loan origination and other fees $ 5,511 $ — $ — $ — $ — Gains on residential loans held for sale, net 8,592 — — — — Total Income from Mortgage Banking Activities, Net $ 14,103 $ — $ — $ — $ —

Impairment of Real Estate Impairment losses in the third quarter were primarily driven by a decrease in the fair value of SFR properties held for sale, reflecting lower valuations. Dollar Amounts in Thousands 3Q'25 2Q'25 1Q'25 4Q'24 3Q'24 Impairment of Real Estate $ (1,619) $ (3,913) $ (3,905) $ (733) $ (7,823) See Glossary and End Notes in the Appendix. Other Income (Loss) 31 (Loss) Income from Equity Investments Net loss from equity investments in the third quarter primarily related to unrealized loss recognized on a preferred equity investment due to a decline in fair value, partially offset by preferred return on preferred equity investments. Dollar Amounts in Thousands 3Q'25 2Q'25 1Q'25 4Q'24 3Q'24 Preferred return on preferred equity investments accounted for as equity $ 1,218 $ 1,574 $ 2,207 $ 2,334 $ 3,401 Unrealized (losses) gains, net on preferred equity investments accounted for as equity (2,860) 130 689 367 (4,537) (Loss) income from unconsolidated joint venture equity investments in multi-family properties — (611) (227) 104 (421) Income (loss) from investment in Constructive 47 (2,521) 920 3,180 7,611 Total (Loss) Income from Equity Investments $ (1,595) $ (1,428) $ 3,589 $ 5,985 $ 6,054

Loan Origination Costs (Loss) (3Q’25 vs 2Q’25) Other income in the third quarter is primarily related to servicing fee income generated on mortgage servicing rights acquired in the fourth quarter of 2024. See Glossary and End Notes in the Appendix. Other Income (Loss) 32 Other Income Other income in the third quarter is primarily related to servicing fee income generated from mortgage servicing rights, partially offset by losses recognized on repayment of mortgages related to the disposition of joint venture equity investments during the quarter. Dollar Amounts in Thousands 3Q'25 2Q'25 1Q'25 4Q'24 3Q'24 Servicing fee income $ 1,999 $ 1,973 $ 1,979 $ 906 $ — Gain (loss) on sale of real estate 74 (19) (45) 9,671 17,903 Gain on de-consolidation of joint venture equity investment in Consolidated VIEs — — — 2,411 3,393 Loss on extinguishment of collateralized debt obligations and mortgages payable on real estate (448) — — (473) (1,699) Miscellaneous (146) 246 33 92 118 Total Other Income $ 1,479 $ 2,200 $ 1,967 $ 12,607 $ 19,715

General and Administrative Expenses Compensation and other general and administration expenses increased in the third quarter primarily due to the acquisition and consolidation of Constructive and higher incentive compensation accrual. Portfolio Operating Expenses Portfolio operating expenses decreased primarily due to lower servicing fees on our business purpose bridge portfolio as balances continue to decline. Dollar Amounts in Thousands 3Q'25 2Q'25 1Q'25 4Q'24 3Q'24 Salaries, benefits and directors' compensation $ 17,214 $ 8,473 $ 9,070 $ 8,458 $ 8,736 Other general and administrative expenses 6,135 3,313 3,344 3,572 3,205 Total General and Administrative Expenses $ 23,349 $ 11,786 $ 12,414 $ 12,030 $ 11,941 Dollar Amounts in Thousands 3Q'25 2Q'25 1Q'25 4Q'24 3Q'24 Securitization transaction costs $ 4,306 $ — $ 2,283 $ 1,883 $ 2,354 Corporate debt transaction costs 3,635 459 3,199 — — Equity transaction costs — 291 — — — Total Financing Transaction Costs $ 7,941 $ 750 $ 5,482 $ 1,883 $ 2,354 Dollar Amounts in Thousands 3Q'25 2Q'25 1Q'25 4Q'24 3Q'24 Portfolio Operating Expenses $ 6,747 $ 7,354 $ 7,206 $ 7,016 $ 8,531 Financing Transaction Costs Financing costs recorded in the third quarter were related to to the issuance of senior unsecured notes and two residential loan securitizations for which costs were expensed as incurred as a result of the fair value option election. See Glossary and End Notes in the Appendix. Expenses 33

Loan Origination Costs Loan origination costs reflect the consolidation of Constructive and the recognition of expenses related to business purpose loans originated by Constructive. Dollar Amounts in Thousands 3Q'25 2Q'25 1Q'25 4Q'24 3Q'24 Loan Origination Costs $ 3,788 $ — $ — $ — $ — See Glossary and End Notes in the Appendix. Expenses 34

Changes in Book Value The following table analyzes the changes in GAAP Book Value and Adjusted Book Value* of our common stock for the quarter ended September 30, 2025. Amounts in Thousands, except per share Amount Shares Per Share Beginning Balance, GAAP Book Value $ 822,705 90,314 $ 9.11 Common stock issuance, net (1) 2,439 (6) Preferred stock issuance, net 1,058 Preferred stock issuance liquidation preference (1,144) Balance after share activity 825,058 90,308 9.14 Adjustment of redeemable non-controlling interest to estimated redemption value (5,209) (0.06) Dividends and dividend equivalents declared (21,416) (0.24) Net income attributable to Company's common stockholders 32,702 0.36 Ending Balance, GAAP Book Value $ 831,135 90,308 $ 9.20 Add: Cumulative depreciation expense on real estate (2) 26,357 0.29 Cumulative amortization of lease intangibles related to real estate (2) 4,620 0.05 Cumulative adjustment of redeemable non-controlling interest to estimated redemption value 54,782 0.61 Adjustment of amortized cost liabilities to fair value 20,481 0.23 Ending Balance, Adjusted Book Value* $ 937,375 90,308 $ 10.38 1. Includes amortization of stock based compensation. 2. Represents cumulative adjustments for the Company's share of depreciation expense and amortization of lease intangibles related to real estate held as of the end of the period presented for which an impairment has not been recognized. Quarter Ended September 30, 2025 *Represents a non-GAAP financial measure. See Non-GAAP Financial Measures in the Appendix. See Glossary and End Notes in the Appendix. Book Value 35

Economic Return: Change in book value per share for the period + dividend per share declared for the period, divided by the beginning period book value per share. Total Rate of Return: Change in stock price for the period + dividend per share declared for the period, divided by the beginning period stock price. 3Q'25 2Q'25 1Q'25 2024 2023 2022 Book Value per share Beginning $ 9.11 $ 9.37 $ 9.28 $ 11.31 $ 13.27 $ 18.81 Ending $ 9.20 $ 9.11 $ 9.37 $ 9.28 $ 11.31 $ 13.27 Change in Book Value per share $ 0.09 $ (0.26) $ 0.09 $ (2.03) $ (1.96) $ (5.54) Dividends Q1 $ 0.20 $ 0.20 $ 0.40 $ 0.40 Q2 $ 0.20 0.20 0.30 0.40 Q3 $ 0.23 0.20 0.30 0.40 Q4 0.20 0.20 0.40 Total $ 0.23 $ 0.20 $ 0.20 $ 0.80 $ 1.20 $ 1.60 Economic Return 3.5% (0.6) % 3.1% (10.9) % (5.7) % (20.9) % Adjusted Book Value per share* Beginning $ 10.26 $ 10.43 $ 10.35 $ 12.66 $ 15.89 $ 18.89 Ending $ 10.38 $ 10.26 $ 10.43 $ 10.35 $ 12.66 $ 15.89 Change in Adjusted Book Value per share $ 0.12 $ (0.17) $ 0.08 $ (2.31) $ (3.23) $ (3.00) Economic Return on Adjusted Book Value* 3.4% 0.3% 2.7% (11.9) % (12.8) % (7.4) % 3Q'25 2Q'25 1Q'25 2024 2023 2022 Stock Price Beginning $ 6.70 $ 6.49 $ 6.06 $ 8.53 $ 10.24 $ 14.88 Ending $ 6.97 $ 6.70 $ 6.49 $ 6.06 $ 8.53 $ 10.24 Change in Stock Price $ 0.27 $ 0.21 $ 0.43 $ (2.47) $ (1.71) $ (4.64) Total Rate of Return 7.5% 6.3% 10.4% (19.6) % (5.0) % (20.4) % Annual and Quarterly Returns Economic/Total Rate Economic Return on Adjusted Book Value:* Change in Adjusted Book Value per share for the period + dividend per share declared for the period, divided by the beginning period Adjusted Book Value per share. *Represents a non-GAAP financial measure. See Non-GAAP Financial Measures in the Appendix. See Glossary and End Notes in the Appendix. 36

APPENDIX

Strategy Sub-Sector Asset Value Capital Portfolio Recourse Leverage Ratio Portfolio Leverage Ratio Characteristics % $ % $ Avg. FICO Avg. LTV Avg. Coupon BPL-Rental (1) • DSCR 12% $1,183 11% $143 0.4x 7.4x 747 70% 7.07% BPL-Bridge • Bridge loans 9% $906 13% $176 0.5x 4.7x 741 65% 10.42% Performing Loan • S&D • Other 5% $492 3% $39 0.0x 11.7x 749 52% 4.21% RPL • Seasoned re- performing and non- performing mortgage loans 3% $332 4% $58 0.1x 5.4x 659 46% 5.16% Agency • Agency RMBS • TBAs 67% $6,659 55% $758 7.8x 7.8x 744 80% 5.51% Non-Agency RMBS • Non-Agency (includes Consolidated SLST securities - $159) 2% $187 9% $118 0.2x 0.7x 609 78% 3.86% SFR • Single-family rental properties 2% $132 5% $67 1.0x 1.0x N/A N/A N/A (Dollar amounts in millions) Single-Family 38 Total Investment Portfolio: 96% Portfolio Overview See Glossary and End Notes in the Appendix. 1. BPL-Rental data does not include residential loans or residential loans held for sale attributable to Constructive as of September 30, 2025 (see Appendix - "Capital Allocation“).

Strategy Sub-Sector Asset Value Capital (1) Characteristics % $ % $ Avg. DSCR Avg. Adjusted LTV (2) Avg. Coupon (3) Multi-Family • Mezzanine Lending and Cross-Collateralized Mezzanine Lending 100% $255 100% $199 1.35x 83% 11.71% (Dollar amounts in millions) Multi-Family 39 Total Investment Portfolio: 2% Portfolio Overview 1. Capital for Cross-Collateralized Mezzanine Lending includes Asset Value less the cumulative adjustment of redeemable non-controlling interest to estimated redemption value. 2. Avg. Adjusted LTV represents the weighted average combined LTV, inclusive of the estimated capital expenditure budget at origination, of the underlying properties. 3. The Avg. Coupon for Cross-Collateralized Mezzanine Lending relates to the preferred equity investment. See Glossary and End Notes in the Appendix.

In addition to the results presented in accordance with GAAP, this supplemental presentation includes certain non-GAAP financial measures, including adjusted interest income, adjusted interest expense, adjusted net interest income (loss), yield on average interest earning assets, average financing cost, net interest spread, Earnings Available for Distribution and Adjusted Book Value per common share. Our management team believes that these non-GAAP financial measures, when considered with our GAAP financial statements, provide supplemental information useful for investors as it enables them to evaluate our current performance and trends using the metrics that management uses to operate our business. Our presentation of non-GAAP financial measures may not be comparable to similarly-titled measures of other companies, who may use different calculations. Because these measures are not calculated in accordance with GAAP, they should not be considered a substitute for, or superior to, the financial measures calculated in accordance with GAAP. Our GAAP financial results and the reconciliations of the non-GAAP financial measures included in this supplemental presentation to the most directly comparable financial measures prepared in accordance with GAAP should be carefully evaluated. Financial results for the Company during a given period include the net interest income earned on our investments, such as residential loans, residential loans held for sale, investment securities and preferred equity investments and mezzanine loans, where the risks and payment characteristics are equivalent to and accounted for as loans (collectively, our “interest earning assets”). Adjusted net interest income (loss) and net interest spread (both supplemental non-GAAP financial measures) are impacted by factors such as our cost of financing, including our hedging costs, and the interest rate that our investments bear. Furthermore, the amount of premium or discount paid on purchased investments and the prepayment rates on investments will impact adjusted net interest income (loss) as such factors will be amortized over the expected term of such investments. We provide the following non-GAAP financial measures, in total and by investment category, for the respective periods: • Adjusted Interest Income – calculated as our GAAP interest income reduced by the interest expense recognized on Consolidated SLST CDOs and adjusted to include TBA dollar roll income, • Adjusted Interest Expense – calculated as our GAAP interest expense reduced by the interest expense recognized on Consolidated SLST CDOs and adjusted to include the net interest component of interest rate swaps, • Adjusted Net Interest Income (Loss) – calculated by subtracting Adjusted Interest Expense from Adjusted Interest Income, • Yield on Average Interest Earning Assets – calculated as the quotient of our Adjusted Interest Income and our average interest earning assets and excludes all Consolidated SLST assets other than those securities owned by the Company, • Average Financing Cost – calculated as the quotient of our Adjusted Interest Expense and the average outstanding balance of our interest bearing liabilities, excluding Consolidated SLST CDOs and mortgages payable on real estate, and • Net Interest Spread – calculated as the difference between our Yield on Average Interest Earning Assets and our Average Financing Cost. These measures remove the impact of Consolidated SLST that we consolidate in accordance with GAAP and include both the net interest component of interest rate swaps utilized to hedge the variable cash flows associated with our variable-rate borrowings and dollar roll income associated with TBAs, which are included in (losses) gains on derivative instruments, net in the Company's condensed consolidated statements of operations. With respect to Consolidated SLST, we only include the interest income earned by the Consolidated SLST securities that are actually owned by the Company as the Company only receives income or absorbs losses related to the Consolidated SLST securities actually owned by the Company. We include the net interest component of interest rate swaps in these measures to more fully represent the cost of our financing strategy. We include TBA dollar roll income as it represents the economic equivalent of net interest income on the underlying Agency RMBS over the TBA dollar roll period (interest income less implied financing cost). We provide the non-GAAP financial measures listed above because we believe these non-GAAP financial measures provide investors and management with additional detail and enhance their understanding of our interest earning asset yields, in total and by investment category, relative to the cost of our financing and the underlying trends within our portfolio of interest earning assets. In addition to the foregoing, our management team uses these measures to assess, among other things, the performance of our interest earning assets in total and by asset, possible cash flows from our interest earning assets in total and by asset, our ability to finance or borrow against the asset and the terms of such financing and the composition of our portfolio of interest earning assets, including acquisition and disposition determinations. The following slides present reconciliations of GAAP interest income to Adjusted Interest Income, GAAP interest expense to Adjusted Interest Expense and GAAP net interest income (loss) to Adjusted Net Interest Income (Loss) for our Agency, single-family credit and corporate/other portfolios and the Company for the periods indicated. See Glossary and End Notes in the Appendix. Non-GAAP Financial Measures Adjusted Net Interest Income (Loss) and Net Interest Spread 40

Dollar Amounts in Thousands 3Q'25 2Q'25 1Q'25 4Q'24 3Q'24 Agency GAAP interest income $ 85,975 $ 69,743 $ 55,668 $ 45,054 $ 43,260 GAAP interest expense (60,472) (48,564) (38,367) (34,393) (35,116) GAAP total net interest income $ 25,503 $ 21,179 $ 17,301 $ 10,661 $ 8,144 GAAP interest income $ 85,975 $ 69,743 $ 55,668 $ 45,054 $ 43,260 Adjusted for: TBA dollar roll income 66 7 — — — Adjusted Interest Income $ 86,041 $ 69,750 $ 55,668 $ 45,054 $ 43,260 GAAP interest expense $ (60,472) $ (48,564) $ (38,367) $ (34,393) $ (35,116) Adjusted for: Net interest benefit of interest rate swaps 5,204 3,149 2,180 4,243 7,542 Adjusted Interest Expense $ (55,268) $ (45,415) $ (36,187) $ (30,150) $ (27,574) Adjusted Net Interest Income (1) $ 30,773 $ 24,335 $ 19,481 $ 14,904 $ 15,686 1. Adjusted Net Interest Income is calculated by subtracting Adjusted Interest Expense from Adjusted Interest Income. See Glossary and End Notes in the Appendix. Non-GAAP Financial Measures Reconciliation of Agency Adjusted Net Interest Income 41

Dollar Amounts in Thousands 3Q'25 2Q'25 1Q'25 4Q'24 3Q'24 Single-Family Credit GAAP interest income $ 70,504 $ 67,506 $ 67,266 $ 65,026 $ 61,351 GAAP interest expense (53,080) (48,637) (48,308) (47,054) (47,641) GAAP total net interest income $ 17,424 $ 18,869 $ 18,958 $ 17,972 $ 13,710 GAAP interest income $ 70,504 $ 67,506 $ 67,266 $ 65,026 $ 61,351 Adjusted for: Consolidated SLST CDO interest expense (11,199) (8,429) (6,964) (6,563) (7,375) Adjusted Interest Income $ 59,305 $ 59,077 $ 60,302 $ 58,463 $ 53,976 GAAP interest expense $ (53,080) $ (48,637) $ (48,308) $ (47,054) $ (47,641) Adjusted for: Consolidated SLST CDO interest expense 11,199 8,429 6,964 6,563 7,375 Net interest benefit of interest rate swaps 504 183 258 195 545 Adjusted Interest Expense $ (41,377) $ (40,025) $ (41,086) $ (40,296) $ (39,721) Adjusted Net Interest Income (1) $ 17,928 $ 19,052 $ 19,216 $ 18,167 $ 14,255 1. Adjusted Net Interest Income is calculated by subtracting Adjusted Interest Expense from Adjusted Interest Income. See Glossary and End Notes in the Appendix. Non-GAAP Financial Measures Reconciliation of Single-Family Credit Adjusted Net Interest Income 42

1. Adjusted Net Interest Loss is calculated by subtracting Adjusted Interest Expense from GAAP Interest Income. See Glossary and End Notes in the Appendix. Non-GAAP Financial Measures Reconciliation of Corporate/Other Adjusted Net Interest Loss 43 Dollar Amounts in Thousands 3Q'25 2Q'25 1Q'25 4Q'24 3Q'24 Corporate/Other GAAP interest income $ 2,030 $ 1,449 $ 4,195 $ 5,490 $ 1,051 GAAP interest expense (10,495) (7,253) (9,961) (10,095) (5,367) GAAP total net interest loss $ (8,465) $ (5,804) $ (5,766) $ (4,605) $ (4,316) GAAP interest expense $ (10,495) $ (7,253) $ (9,961) $ (10,095) $ (5,367) Adjusted for: Net interest benefit of interest rate swaps 392 322 674 1,402 366 Adjusted Interest Expense $ (10,103) $ (6,931) $ (9,287) $ (8,693) $ (5,001) Adjusted Net Interest Loss (1) $ (8,073) $ (5,482) $ (5,092) $ (3,203) $ (3,950)

1. Adjusted Net Interest Income is calculated by subtracting Adjusted Interest Expense from Adjusted Interest Income. Dollar Amounts in Thousands 3Q'25 2Q'25 1Q'25 4Q'24 3Q'24 GAAP interest income $ 160,633 $ 140,901 $ 129,734 $ 118,253 $ 108,361 GAAP interest expense (124,047) (104,454) (96,636) (91,542) (88,124) GAAP total net interest income $ 36,586 $ 36,447 $ 33,098 $ 26,711 $ 20,237 GAAP interest income $ 160,633 $ 140,901 $ 129,734 $ 118,253 $ 108,361 Adjusted for: Consolidated SLST CDO interest expense (11,199) (8,429) (6,964) (6,563) (7,375) TBA dollar roll income 66 7 — — — Adjusted Interest Income $ 149,500 $ 132,479 $ 122,770 $ 111,690 $ 100,986 GAAP interest expense $ (124,047) $ (104,454) $ (96,636) $ (91,542) $ (88,124) Adjusted for: Consolidated SLST CDO interest expense 11,199 8,429 6,964 6,563 7,375 Net interest benefit of interest rate swaps 6,100 3,654 3,112 5,840 8,453 Adjusted Interest Expense $ (106,748) $ (92,371) $ (86,560) $ (79,139) $ (72,296) Adjusted Net Interest Income (1) $ 42,752 $ 40,108 $ 36,210 $ 32,551 $ 28,690 See Glossary and End Notes in the Appendix. Non-GAAP Financial Measures Reconciliation of Total Adjusted Net Interest Income 44

Previously, we presented undepreciated earnings (loss) as a supplemental non-GAAP financial measure comparable to GAAP net income (loss) attributable to Company's common stockholders. Commencing with the quarter ended March 31, 2025, we have discontinued disclosure of undepreciated earnings (loss). Beginning with the quarter ended March 31, 2025, we are presenting Earnings Available for Distribution attributable to Company's common stockholders ("EAD") (and by calculation, EAD per common share) as a supplemental non-GAAP financial measure comparable to GAAP net income (loss) attributable to Company's common stockholders. When presented in prior periods, undepreciated earnings (loss) was calculated as GAAP net income (loss) attributable to Company's common stockholders excluding the Company's share in depreciation expense and lease intangible amortization expense, if any, related to operating real estate, net for which an impairment has not been recognized. Over the past few years, we have executed a strategic repositioning of our business through the disposition of certain joint venture equity investments in multi-family properties and acquisition of assets that expand our interest income levels, such as Agency RMBS and business purpose loans. As a result, we believe EAD provides a clearer indication of the current income generating capacity of the Company's business operations than undepreciated earnings (loss) and we present EAD and EAD per common share as supplemental non-GAAP financial measures. EAD is defined as GAAP net income (loss) attributable to Company's common stockholders excluding (a) realized and unrealized gains (losses) on our investment portfolio, (b) gains (losses) on derivative instruments (excluding the net interest benefit of interest rate swaps and TBA dollar roll income), (c) impairment of real estate, (d) loss on reclassification of disposal group, (e) other non-recurring gains (losses), (f) depreciation and amortization of operating real estate, (g) non-cash expenses, (h) non-recurring transaction expenses, (i) the income tax effect of non-EAD income (loss) items and (j) EAD attributable to non-controlling interests. We believe EAD provides management, analysts and investors with additional details regarding our underlying operating results and investment trends by excluding certain unrealized, non-cash or non-recurring components of GAAP net income (loss) in order to provide additional transparency into our operating performance. In addition, EAD serves as a useful indicator for investors in evaluating our performance and facilitates comparisons to industry peers and period to period. EAD should not be utilized in isolation, nor should it be considered as a substitute for or superior to GAAP net income (loss) attributable to Company's common stockholders or GAAP net income (loss) attributable to Company's common stockholders per basic share. Our presentation of EAD may not be comparable to similarly-titled measures of other companies, who may use different calculations. We may add additional reconciling items to our EAD calculation as appropriate. We view EAD as one measure of our ability to generate income for distribution to common stockholders. EAD is one factor, but not the exclusive factor, that our Board of Directors uses to determine the amount, if any, of dividends on our common stock. Other factors that our Board of Directors may consider when determining the amount, if any, of dividends on our common stock include, among others, our earnings and financial condition, capital requirements, maintenance of our REIT qualification, restrictions on making distributions under Maryland law and such other factors as our Board of Directors deems relevant. EAD should not be considered as an indication of our REIT taxable income, a guaranty of our ability to pay dividends, or as a proxy for the amount of dividends we may pay, as EAD excludes certain items that impact our liquidity. The following slide presents a reconciliation of net income (loss) attributable to Company's common stockholders to EAD for the periods indicated. See Glossary and End Notes in the Appendix. Non-GAAP Financial Measures Earnings Available for Distribution 45

Dollar Amounts in Thousands (except per share data) 3Q'25 2Q'25 1Q'25 4Q'24 3Q'24 GAAP net income (loss) attributable to Company's common stockholders $ 32,702 $ (3,486) $ 30,285 $ (41,828) $ 32,410 Adjustments: Realized losses, net 5,610 3,771 41,100 9,947 1,380 Unrealized (gains) losses, net (54,852) (24,614) (118,203) 131,576 (96,949) Losses (gains) on derivative instruments, net (1) 19,172 30,627 49,914 (86,114) 69,093 Unrealized losses (gains), net on equity investments (2) 2,860 3,352 1,098 (1,570) 1,097 Impairment of real estate 1,619 3,913 3,905 733 7,823 Other losses (gains) (3) 311 (548) (775) (12,263) (21,124) Depreciation and amortization of operating real estate 5,936 5,928 5,895 6,879 8,131 Non-cash expenses (4) 2,961 2,561 2,199 2,664 2,531 Transaction expenses (5) 9,233 1,340 6,317 1,885 2,454 Income tax effect of adjustments (336) (173) 486 (1,478) 2,325 EAD adjustments attributable to non-controlling interests (3,225) (2,647) (4,027) 3,747 155 Earnings Available for Distribution attributable to Company's common stockholders $ 21,991 $ 20,024 $ 18,194 $ 14,178 $ 9,326 Weighted average shares outstanding - basic 90,406 90,324 90,583 90,579 90,582 GAAP net income (loss) attributable to Company's common stockholders per common share - basic $ 0.36 $ (0.04) $ 0.33 $ (0.46) $ 0.36 EAD per common share - basic $ 0.24 $ 0.22 $ 0.20 $ 0.16 $ 0.10 1. Excludes net interest benefit of interest rate swaps of approximately $6.1 million, $3.7 million, $3.1 million, $5.8 million, and $8.5 million for the three months ended September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024 and September 30, 2024, respectively. Also excludes TBA dollar roll income of approximately $66.2 thousand and $7.0 thousand for the three months ended September 30, 2025 and June 30, 2025, respectively. 2. Included in income from equity investments on the Company's condensed consolidated statements of operations. 3. Included in other income on the Company's condensed consolidated statements of operations and primarily includes non-recurring items such as gains (losses) on sales of real estate, gains (losses) on de-consolidation, gains (losses) on extinguishment of debt, preferred equity premiums resulting from early redemption, property loss insurance proceeds and provision for uncollectible receivables. 4. Includes stock-based compensation and intangible asset amortization. 5. Includes non-recurring expenses such as financing transaction costs and transaction and/or restructuring expenses. See Glossary and End Notes in the Appendix. Non-GAAP Financial Measures Reconciliation of Earnings Available for Distribution 46

Adjusted Book Value per common share is a supplemental non-GAAP financial measure calculated by making the following adjustments to GAAP book value: (i) exclude the Company's share of cumulative depreciation and lease intangible amortization expenses related to real estate held at the end of the period for which an impairment has not been recognized, (ii) exclude the cumulative adjustment of redeemable non-controlling interests to estimated redemption value and (iii) adjust our amortized cost liabilities that finance our investment portfolio to fair value. Our rental property portfolio includes fee simple interests in single-family rental homes and joint venture equity interests in multi-family properties owned by Consolidated Real Estate VIEs. By excluding our share of cumulative non-cash depreciation and amortization expenses related to real estate held at the end of the period for which an impairment has not been recognized, Adjusted Book Value reflects the value, at their undepreciated basis, of our single- family rental properties and joint venture equity investments that the Company has determined to be recoverable at the end of the period. Additionally, in connection with third party ownership of certain of the non-controlling interests in certain of the Consolidated Real Estate VIEs, we record redeemable non-controlling interests as mezzanine equity on our condensed consolidated balance sheets. The holders of the redeemable non-controlling interests may elect to sell their ownership interests to us at fair value once a year, subject to annual minimum and maximum amount limitations, resulting in an adjustment of the redeemable non-controlling interests to fair value that is accounted for by us as an equity transaction in accordance with GAAP. A key component of the estimation of fair value of the redeemable non-controlling interests is the estimated fair value of the multi-family apartment properties held by the applicable Consolidated Real Estate VIEs. However, because the corresponding real estate assets are not reported at fair value and thus not adjusted to reflect unrealized gains or losses in our condensed consolidated financial statements, the cumulative adjustment of the redeemable non-controlling interests to fair value directly affects our GAAP book value. By excluding the cumulative adjustment of redeemable non-controlling interests to estimated redemption value, Adjusted Book Value more closely aligns the accounting treatment applied to these real estate assets and reflects our joint venture equity investment at its undepreciated basis. The substantial majority of our remaining assets are financial or similar instruments that are carried at fair value in accordance with the fair value option in our condensed consolidated financial statements. However, unlike our use of the fair value option for these assets, certain CDOs issued by our residential loan securitizations, certain senior unsecured notes and subordinated debentures that finance our investments are carried at amortized cost in our condensed consolidated financial statements. By adjusting these financing instruments to fair value, Adjusted Book Value reflects the Company's net equity in investments on a comparable fair value basis. We believe that the presentation of Adjusted Book Value per common share provides a useful measure for investors and us as it provides a consistent measure of our value, allows management to effectively consider our financial position and facilitates the comparison of our financial performance to that of our peers. The following slide presents a reconciliation of GAAP book value to Adjusted Book Value and calculation of Adjusted Book Value per common share as of the dates indicated. See Glossary and End Notes in the Appendix. Non-GAAP Financial Measures Adjusted Book Value Per Common Share 47

Dollar Amounts in Thousands (except per share data) 3Q'25 2Q'25 1Q'25 4Q'24 3Q'24 Company's stockholders' equity $ 1,390,777 $ 1,381,203 $ 1,401,946 $ 1,394,720 $ 1,444,147 Preferred stock liquidation preference (559,642) (558,498) (554,110) (554,110) (554,110) GAAP Book Value 831,135 822,705 847,836 840,610 890,037 Add: Cumulative depreciation expense on real estate (1) 26,357 25,170 22,989 20,837 19,180 Cumulative amortization of lease intangibles related to real estate (1) 4,620 4,620 4,620 4,620 4,903 Cumulative adjustment of redeemable non-controlling interest to estimated redemption value 54,782 49,574 46,011 40,675 48,282 Adjustment of amortized cost liabilities to fair value 20,481 24,153 22,488 30,619 21,961 Adjusted Book Value $ 937,375 $ 926,222 $ 943,944 $ 937,361 $ 984,363 Common shares outstanding 90,308 90,314 90,529 90,575 90,579 GAAP book value per common share $ 9.20 $ 9.11 $ 9.37 $ 9.28 $ 9.83 Adjusted Book Value per Common Share $ 10.38 $ 10.26 $ 10.43 $ 10.35 $ 10.87 1. Represents cumulative adjustments for the Company's share of depreciation expense and amortization of lease intangibles related to real estate held as of the end of the period presented for which an impairment has not been recognized. See Glossary and End Notes in the Appendix. Non-GAAP Financial Measures Reconciliation of Adjusted Book Value Per Common Share 48

The following defines certain of the commonly used terms in this presentation: "Adjusted Book Value" has the meaning set forth in Appendix - "Non-GAAP Financial Measures—Adjusted Book Value Per Common Share"; "Adjusted Interest Income" has the meaning set forth in Appendix - "Non-GAAP Financial Measures—Adjusted Net Interest Income (Loss) and Net Interest Spread"; "Adjusted Interest Expense" has the meaning set forth in Appendix - "Non-GAAP Financial Measures—Adjusted Net Interest Income (Loss) and Net Interest Spread"; "Adjusted Net Interest Income" has the meaning set forth in Appendix - "Non-GAAP Financial Measures—Adjusted Net Interest Income (Loss) and Net Interest Spread"; "Agency" refers to Agency RMBS and TBAs; "Agency RMBS" refers to RMBS representing interests in or obligations backed by pools of residential loans guaranteed by a government sponsored enterprise (“GSE”), such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or an agency of the U.S. government, such as the Government National Mortgage Association (“Ginnie Mae”); "ARMs" refers to adjustable-rate RMBS; "Average Financing Cost" has the meaning set forth in Appendix - "Non-GAAP Financial Measures—Adjusted Net Interest Income (Loss) and Net Interest Spread"; "Average Interest Earning Assets" include residential loans, residential loans held for sale, multi-family loans, investment securities and cost basis of outstanding TBAs and exclude all Consolidated SLST assets other than those securities owned by the Company. Average Interest Earning Assets is calculated based on the daily average amortized cost for the periods indicated; "Average Interest Bearing Liabilities" is calculated each quarter based on the daily average outstanding balance for the respective periods and include repurchase agreements and warehouse facilities, residential loan securitization and non-Agency RMBS re-securitization CDOs, senior unsecured notes and subordinated debentures and exclude Consolidated SLST CDOs and mortgages payable on real estate as the Company does not directly incur interest expense on these liabilities that are consolidated for GAAP purposes; "BPL" refers to business purpose loans; "BPL-Bridge" refers to short-term business purpose loans collateralized by residential properties made to investors who intend to rehabilitate and sell the residential property for a profit; "BPL-Rental" refers to business purpose loans which finance (or refinance) non-owner occupied residential properties that are rented to one or more tenants; "Capital Allocation" refers to the net capital allocated (see Appendix - "Capital Allocation"); "CDO" or "collateralized debt obligation" includes debt that permanently finances the residential loans held in Consolidated SLST, the Company's residential loans held in securitization trusts and a non-Agency RMBS re-securitization that we consolidate, or consolidated, in our financial statements in accordance with GAAP; "Company Recourse Leverage Ratio" represents total outstanding recourse repurchase agreement and warehouse facility financing plus subordinated debentures, senior unsecured notes and cost basis of outstanding TBAs divided by the Company's total stockholders' equity. Does not include non-recourse repurchase agreement financing, CDOs and mortgages payable on real estate as they are non-recourse debt to the Company; "Consolidated Real Estate VIEs" refers to Consolidated VIEs that own multi-family properties; "Consolidated SLST" refers to Freddie Mac-sponsored residential loan securitizations, comprised of seasoned re-performing and non-performing residential mortgage loans, of which we own the first loss subordinated securities and certain IOs, that we consolidate in our financial statements in accordance with GAAP; "Consolidated SLST CDOs" refers to the debt that permanently finances the residential loans held in Consolidated SLST that we consolidate in our financial statements in accordance with GAAP; Glossary 49

"Consolidated VIEs" refers to variable interest entities (“VIEs”) where the Company is the primary beneficiary, as it has both the power to direct the activities that most significantly impact the economic performance of the VIE and a right to receive benefits or absorb losses of the entity that could be potentially significant to the VIE and that the Company consolidates in its consolidated financial statements in accordance with GAAP; "Corporate Debt" refers to subordinated debentures and senior unsecured notes, collectively; "Cross-Collateralized Mezzanine Lending" refers to our combined preferred equity and common equity investment in one joint venture entity that owns several multi-family properties; "DSCR" refers to debt service coverage ratio; "Earnings Available for Distribution" or "EAD" has the meaning set fourth in Appendix - "Non-GAAP Financial Measures—Earnings Available for Distribution"; "Economic Return" is calculated based on the periodic change in GAAP book value per share plus dividends declared per common share during the respective period; "Economic Return on Adjusted Book Value" is calculated based on the periodic change in Adjusted Book Value per common share, a supplemental non-GAAP measure, plus dividends declared per common share during the respective periods; "Investment Portfolio" refers to the Company's residential loans, investment securities, multi-family loans and equity investments and single-family rental properties not held by Constructive as of period-end; "IOs" refers collectively to interest only and inverse interest only mortgage-backed securities that represent the right to the interest component of the cash flow from a pool of mortgage loans; "IRR" refers to internal rate of return; "JV" refers to joint venture; "LTARV" refers to loan-to-after repair value ratio; "LTC" refers to loan-to-cost ratio; "LTM" refers to last twelve months; "LTV" refers to loan-to-value ratio; "MBS" refers to mortgage-backed securities; "Mezzanine Lending" refers to the Company's preferred equity in, and mezzanine loans to, entities that have multi-family real estate assets; "MF" refers to multi-family; "MTM" refers to mark-to-market; "Net Capital" refers to the net carrying value of assets and liabilities related to a strategy; "Net Interest Spread" has the meaning set forth in Appendix - "Non-GAAP Financial Measures—Adjusted Net Interest Income (Loss) and Net Interest Spread"; "non-Agency RMBS" refers to RMBS that are not guaranteed by any agency of the U.S. Government or GSE; "Non-QM" refers to non-qualifying mortgage; "Portfolio Recourse Leverage Ratio" represents outstanding recourse repurchase agreement and warehouse facility financing and cost basis of outstanding TBAs divided by the Company's total stockholders' equity; "Residential Credit" refers to the Company's investments in residential loans, mortgage servicing rights, single-family rental properties, non-Agency RMBS and Consolidated SLST securities; "RMBS" refers to residential mortgage-backed securities backed by adjustable-rate, hybrid adjustable-rate, or fixed-rate residential loans; "RPL" refers to pools of seasoned re-performing, non-performing and other delinquent mortgage loans secured by first liens on one- to four-family properties; Glossary 50

"S&D" refers to scratch and dent mortgage loans secured by a mortgage lien on a one- to four- family residential property intended by the originator to conform with Fannie Mae, Freddie Mac or other conduit standards but did not meet the originally intended origination guidelines due to errors in relevant documentation, credit underwriting of the borrower, consumer disclosures or other applicable requirements; "SF" refers to single-family; "SFR" refers to single-family rental properties; "Specified Pools" includes the Company's Agency fixed rate RMBS and Agency ARMs; "TBAs" refers to to-be-announced securities that are forward contracts for the purchase or sale of Agency fixed-rate RMBS at a predetermined price, face amount, issuer, coupon, and stated maturity on an agreed-upon future date; "TBA dollar roll income" refers to the difference in price between two TBA contracts with the same terms but different settlement dates that are simultaneously bought and sold; "Total Market Capitalization" is the outstanding shares of common stock and preferred stock multiplied by closing common stock and preferred stock prices as of the date indicated; "Total Portfolio Leverage Ratio" represents outstanding repurchase agreement financing, cost basis of outstanding TBAs and CDOs issued by the Company related to the strategy divided by the Net Capital allocated to the strategy; "Total Rate of Return" is calculated based on the change in price of the Company's common stock plus dividends declared per common share during the respective period; "UPB" refers to unpaid principal balance; "WA" refers to weighted average; "WALA" refers to weighted average loan age; "Yield on Average Interest Earning Assets" has the meaning set forth in Appendix -"Non-GAAP Financial Measures—Adjusted Net Interest Income (Loss) and Net Interest Spread"; and "ZV Spread" refers to zero-volatility spread. Glossary 51

− Dividend yield calculated using the current quarter dividend declared on common stock (annualized) and the closing share price of the Company's common stock on September 30, 2025. Slide 8 − Dividend yield calculated using the current quarter dividend declared on common stock (annualized) and the closing share price of the Company's common stock on September 30, 2025. − Portfolio Size and Portfolio Allocation calculated using investment carrying values as of September 30, 2025 (see Appendix - "Capital Allocation" for additional information). − EPS contribution amounts are calculated as the quotient of Adjusted Net Interest Income and the weighted average shares outstanding for the periods indicated. − Available Cash represents unrestricted cash at quarter-end for each of the periods indicated less cash held by the Company's consolidated multi-family properties not in disposal group held for sale and cash reserved for potential TBA variation margin. Slide 10 − Investment Portfolio Size amounts represent the Investment Portfolio carrying values as of end of the periods presented (see Appendix – “Capital Allocation” for additional information). − Investment Portfolio Capital percentages calculated using Net Company Capital Allocated to Investment Portfolio and Corporate/Other (see Appendix - "Capital Allocation" for additional information). Slide 11 − Outstanding common shares used to calculate stock price per share and Adjusted Book Value per share for the quarter ended September 30, 2025 are 90,307,776. − Other Adjusted Book Value represents total Adjusted Book Value per share less the Adjusted Book Value per share allocated to Agency capital. Agency capital includes investments with net capital allocated of $758.2 million (see Appendix - "Capital Allocation" for additional information). − Percentage and per share discount to stock price represent the difference between Adamas' stock price and Adjusted Book Value as of September 30, 2025. End Notes 52 Slide 1 − Image(s) used under license from PowerPoint Stock Images. Slide 3 − Image(s) used under license from PowerPoint Stock Images. Slide 6 − Refer to Appendix - "Capital Allocation" for additional information related to Capital Allocation and Investment Portfolio. Investment Portfolio - Capital Allocation percentages calculated using Net Company Capital Allocated to Investment Portfolio and Corporate/ Other. Slide 7 − Acquisitions of single-family residential investments and BPLs include $159 million of BPLs originated by Constructive and transferred at fair value to the Company's Investment Portfolio during the period. − Average coupon for Agency strategy represents the weighted average coupon rate of purchased Specified Pools and underlying securities in outstanding TBA contracts and does not include Agency IOs, if any. − Available cash as of September 30, 2025 is calculated as unrestricted cash of $185.3 million less $3.1 million of cash held by the Company's consolidated multi-family properties not in disposal group held for sale and $1.2 million of cash reserved for potential TBA variation margin. − Excess liquidity capacity includes additional financing of unencumbered/under-levered assets and available cash, see note below. − Additional financing of $243 million includes 1) $29 million of financing of unencumbered assets, which represents the estimated available repurchase agreement and revolver securitization financings for the Company's unencumbered residential loans and investment securities as of September 30, 2025 and 2) $214 million of additional financing of under-levered assets, which represents the estimated additional financing available for residential loans and investment securities under the Company's current repurchase agreements as of September 30, 2025. − Effective cost represents the weighted average pricing yield of all sold tranches of the securitization at primary issuance weighted by the pricing value of each sold tranche, factoring in the modeling assumptions as described in the offering materials of such securitization.

Slide 15 − Residential Investment Acquisitions represent the cost of Residential Credit, Agency RMBS and the cost basis of new TBA positions entered into by the Company during the periods presented. Residential Credit acquisitions include draws funded for BPL-Bridge loans and $159 million of BPLs originated by Constructive and transferred at fair value to the Company's Investment Portfolio during the period. Slide 16 − Asset value includes Agency RMBS with a fair value of $6.6 billion and underlying securities in outstanding TBA contracts with a fair value of $30.6 million as of September 30, 2025. − Average coupon represents the weighted average coupon rate of Specified Pools as of September 30, 2025. − WALA represents the weighted average loan age of the underlying collateral of Specified Pools as of September 30, 2025. − Specified Pool Breakdown percentages are calculated based on the aggregate fair value of each classification group as of September 30, 2025. − Specified Pool by Coupon percentages are calculated based on the aggregate fair value of each classification group as of September 30, 2025. Slide 17 − ZV Spreads at indicated coupon percentages sourced from Bloomberg. − Agency Specified Pools at Different Coupons represent the fair value of fixed rate Agency RMBS as of September 30, 2025. − Agency RMBS Holdings in the Agency RMBS Current Coupon Spreads chart represent the fair value of Agency RMBS as of September 30, 2025. − Agency RMBS Current Coupon Spreads sourced from Bloomberg. Slide 18 − Life-to-date amount traded includes purchased interest bearing balances for the BPL-Rental strategy through September 30, 2025. − 3Q 2025 acquisitions represent BPL-Rental loans purchased during the current quarter and held as of September 30, 2025. − Average FICO and Average Coupon represent the weighted average borrower FICO score and weighted average gross coupon rate as of September 30, 2025. − Average LTV represents the weighted average LTV calculated using the most current property value available as of September 30, 2025. − Average DSCR represents the weighted average DSCR calculated at origination. Slide 12 − Investment Portfolio amounts for Agency include Agency RMBS with a fair value of $6.6 billion and underlying securities in outstanding TBA contracts with a fair value of $30.6 million as of September 30, 2025. − Other Investments include U.S. Treasury securities. − Investment Portfolio amounts for BPL-Bridge, RPL, Performing Loans, BPL-Rental, Non-Agency RMBS, Mezzanine Lending and Other Investments represent the fair value of the assets as of September 30, 2025. − Portfolio Asset amount for SFR represents the net depreciated value of operating real estate assets and the estimated fair value, net of selling costs of held for sale assets as of September 30, 2025. − Cross-Collateralized Mezzanine Lending Portfolio Asset amount represents the Company's net equity investments in consolidated multi-family apartment properties (as applicable) as of September 30, 2025. Refer to Appendix - "Reconciliation of Joint Venture Equity and Consolidated Mezzanine Lending Investments" for a detailed breakout. − Available cash is calculated as unrestricted cash of $185.3 million less $3.1 million of cash held by the Company's consolidated multi-family properties not in disposal group held for sale and $1.2 million of cash reserved for potential TBA variation margin. Slide 13 − Amounts for Corporate Senior Unsecured Notes and Corporate Subordinated Debentures represent the outstanding note balance. − Agency Leverage includes repurchase agreement financing used to fund the purchase of Agency RMBS with an outstanding balance of $5.9 billion and cost basis of outstanding TBAs in the amount of $30.8 million. − Credit & Other Financing includes repurchase agreement financing and warehouse facilities to fund the origination or purchase of residential loans, single-family rental properties, non-Agency RMBS and U.S. Treasury securities. − Securitization Financing includes residential loan securitizations and a non-Agency RMBS re-securitization. − Credit & Other Financing and Securitization Financing amounts represent the outstanding loan amount or note balance. End Notes 53

− Dollar amounts shown in the BPL-Rental Loan Portfolio chart represent the interest bearing balances of BPL-Rental loans as of the end of the periods indicated. − DQ 60+ refers to loans greater than 60 days delinquent as of the end of the periods indicated. DQ 60+ percentage calculated using the interest bearing balances of BPL-Rental loans as of September 30, 2025. Slide 19 − Life-to-date amount traded includes purchased interest bearing balances and funded interest bearing holdback for the BPL-Bridge strategy. − 3Q 2025 acquisitions represent BPL-Bridge loans purchased during the current quarter and held as of September 30, 2025. − Average FICO and Average Coupon represent the weighted average borrower FICO score and weighted average gross coupon rate as of September 30, 2025. − Average LTARV represents the weighted average LTARV for the BPL-Bridge portfolio as of September 30, 2025, calculated using the maximum loan amount and original after-repair value per the appraisal or broker price opinion obtained for the mortgage loan (only applicable for loans with rehab component). − Average LTC represents the weighted average LTC for the BPL- Bridge portfolio as of September 30, 2025, calculated using the initial loan amount at origination (exclusive of any debt service, rehab escrows and other escrows or other amounts not funded to the borrower at closing) and initial cost basis. Initial cost basis is calculated as the purchase cost for non-re-financed loans or the as- is-value for re-financed loans. − Ground up and multi-family percentages are calculated using the interest bearing balances of BPL-Bridge loans as of September 30, 2025. − DQ 60+ refers to loans greater than 60 days delinquent as of the end of the periods indicated. DQ 60+ percentage calculated using the interest bearing balances of BPL-Bridge loans as of September 30, 2025. − Dollar amounts shown in the BPL-Bridge Loan Portfolio Composition chart represent the interest bearing balances of BPL- Bridge loans as of the end of the periods indicated. Slide 20 − Asset Value for Mezzanine Lending & Cross-Collateralized Mezzanine Lending includes the fair value of Mezzanine Lending investments and the net equity investment in consolidated multi-family apartment properties for Cross-Collateralized Mezzanine Lending investments. Refer to Appendix - "Reconciliation of Joint Venture Equity and Consolidated Mezzanine Lending Investments" for a detailed breakout. − Average DSCR and Average Adjusted LTV of Mezzanine Lending & Cross- Collateralized Mezzanine Lending investments represent the weighted average DSCR and weighted average combined LTV, inclusive of the estimated capital expenditure budget at origination, of the underlying properties, respectively, as of September 30, 2025. − Average coupon rate of Mezzanine Lending & Cross-Collateralized Mezzanine Lending investments is a weighted average rate based upon the unpaid principal amount and contractual interest or preferred return rate as of September 30, 2025. − Historical annualized payoff rate is calculated as the quotient of aggregate loan amounts redeemed in each period presented and the total loan amount of the Mezzanine Lending portfolio as of the beginning of each period presented. − Current quarter annualized payoff rate is calculated as the annualized average of the quotient of aggregate loan amounts redeemed in the current quarter and the total loan amount of the Mezzanine Lending portfolio as of the beginning of the current quarter. Slide 21 − BPLs originated over the last 12 months and business purpose loans originated since inception represent the aggregate loan amounts originated through September 30, 2025 during the respective periods. − Broker partners and institutional trading partners represent partners of Constructive since Constructive's inception in 2017. Slide 22 − Amounts represented in the Constructive National Origination Footprint map represent cumulative loan amounts originated from January 1, 2019 through September 30, 2025. − Amounts represented in the Constructive Cumulative Loan Origination Volume chart represent cumulative loan amounts originated since Constructive's inception in 2017 through September 30, 2025. Slide 23 − Average loan size is calculated using loan amounts originated during the 12 months ended September 30, 2025. End Notes 54

− Average FICO and Average Coupon represent the weighted average borrower FICO score and weighted average gross coupon rate for loans originated during the 12 months ended September 30, 2025. − Average LTV/LTARV represents the weighted average LTV for BPL- Rental and the weighted average LTARV for BPL-Bridge for loans originated during the 12 months ended September 30, 2025. − Repeat Borrowers and Constructive BPL Product Mix LTM percentages calculated using loan amounts originated during the 12 months ended September 30, 2025. − Amounts in the Origination Volume by Quarter chart represent aggregate loan amounts originated in the periods presented. Slide 29 − Unrealized gains/losses on Consolidated SLST includes unrealized gains/losses on the residential loans held in Consolidated SLST and unrealized gains/losses on the CDOs issued by Consolidated SLST and not owned by the Company. Slide 31 − Exited joint venture equity positions do not include Cross- Collateralized Mezzanine Lending positions. Slide 35 − Outstanding shares used to calculate book value per common share and Adjusted Book Value per common share for the quarter ended September 30, 2025 are 90,307,776. − Common stock issuance, net includes amortization of stock based compensation. Slide 38 − Total Investment Portfolio and Capital represent the carrying value and net capital allocated as of September 30, 2025. Refer to Appendix - "Capital Allocation" for additional information. − Asset Value for BPL-Bridge, BPL-Rental, Performing Loan, RPL, and Non-Agency RMBS strategies represent the fair value of the assets as of September 30, 2025. Asset Value for SFR represents the net depreciated value of operating real estate assets and the estimated fair value, net of selling costs of held for sale assets as of September 30, 2025. Asset Value for Agency includes the fair value of Agency RMBS and the fair value of underlying securities in outstanding TBA contracts. − Asset Value and Capital for Non-Agency RMBS include Consolidated SLST securities owned by the Company with a fair value of $159 million and other non-Agency RMBS with a fair value of $28 million. − Portfolio Recourse Leverage Ratio represents outstanding recourse repurchase agreement financing related to the strategy divided by the capital allocated to the strategy. Portfolio Leverage Ratio represents outstanding repurchase agreement financing plus CDOs issued by the Company related to the strategy divided by the capital allocated to the strategy. − Average FICO and Average Coupon for RPL, BPL-Bridge, BPL-Rental and Performing Loan represent the weighted average borrower FICO score and weighted average gross coupon rate for residential loans held as of September 30, 2025. − Average LTV for RPL, BPL-Rental and Performing Loan represents the weighted average loan-to-value for residential loans held as of September 30, 2025. LTV for these strategies is calculated using the most current property value available. Average LTV for BPL-Bridge represents the weighted average LTARV of the portfolio held as of September 30, 2025, calculated using the maximum loan amount and original after-repair value per the appraisal or broker price opinion obtained for the mortgage loan (only applicable for loans with rehab component). − Average FICO and Average LTV for Agency represent the weighted average borrower FICO score and weighted average loan-to-value of the underlying collateral of Specified Pools held as of September 30, 2025 per the most recent data available in Bloomberg. Average Coupon for Agency represents the weighted average coupon rate of the Specified Pools held as of September 30, 2025. Average FICO, Average LTV and Average Coupon for Agency do not include Agency IOs or TBAs. − Average FICO, Average LTV and Average Coupon for Non-Agency RMBS represent the weighted average borrower FICO score, weighted average loan-to-value and weighted average coupon rate of the underlying collateral as of September 30, 2025. End Notes 55

Slide 39 − Total Investment Portfolio and Capital represent the carrying value and net capital allocated as of September 30, 2025. Refer to Appendix - "Capital Allocation" for additional information. − Asset Value for Multi-Family includes the fair value of Mezzanine Lending investments and the net equity investment in consolidated multi-family apartment properties for Cross-Collateralized Mezzanine Lending. Refer to Appendix - "Reconciliation of Joint Venture Equity and Consolidated Mezzanine Lending Investments" for a detailed breakout. − Average DSCR and Average Adjusted LTV of Mezzanine Lending & Cross-Collateralized Mezzanine Lending investments represent the weighted average DSCR and weighted average combined LTV, inclusive of the estimated capital expenditure budget at origination, of the underlying properties, respectively, as of September 30, 2025. − Average coupon rate of Mezzanine Lending & Cross-Collateralized Mezzanine Lending investments is a weighted average rate based upon the unpaid principal amount and contractual interest or preferred return rate as of September 30, 2025. End Notes 56

1. The Company, through its ownership of certain securities, has determined it is the primary beneficiary of Consolidated SLST and has consolidated the assets and liabilities of Consolidated SLST in the Company’s condensed consolidated financial statements. Consolidated SLST is primarily presented on our condensed consolidated balance sheets as residential loans, at fair value and collateralized debt obligations, at fair value. Our investment in Consolidated SLST as of September 30, 2025 was limited to the RMBS comprised of first loss subordinated securities and certain IOs issued by the respective securitizations with an aggregate net carrying value of $158.8 million. At September 30, 2025 (Dollar Amounts in Thousands) Investment Portfolio (1)(2) Constructive Corporate/ Other Total Investment securities available for sale and TBAs (3) $ 6,869,358 $ — $ — $ 6,869,358 Residential loans 4,096,213 55,434 — 4,151,647 Consolidated SLST CDOs (1,016,952) — — (1,016,952) Residential loans held for sale — 105,036 — 105,036 Multi-family loans 68,647 — — 68,647 Equity investments 28,825 — — 28,825 Equity investments in consolidated multi-family properties (4) 157,385 — — 157,385 Equity investments in disposal group held for sale (5) 678 — — 678 Single-family rental properties 131,984 — — 131,984 Mortgage servicing rights 21,835 61 — 21,896 Total Investments $ 10,357,973 $ 160,531 $ — $ 10,518,504 Repurchase agreements, warehouse facilities and TBA cost basis (6) $ (6,363,494) $ (148,341) $ — $ (6,511,835) Collateralized debt obligations Residential loan securitization CDOs (2,493,745) — — (2,493,745) Non-Agency RMBS re-securitization (66,762) — — (66,762) Senior unsecured notes — — (356,865) (356,865) Subordinated debentures — — (45,000) (45,000) Cash, cash equivalents and restricted cash (7) 104,964 15,400 174,204 294,568 Goodwill — 22,396 — 22,396 Cumulative adjustment of redeemable non-controlling interest to estimated redemption value (54,782) — — (54,782) Other 122,686 15,410 (53,798) 84,298 Net Company Capital Allocated $ 1,606,840 $ 65,396 $ (281,459) $ 1,390,777 Company Recourse Leverage Ratio (8) 5.0x Portfolio Recourse Leverage Ratio (9) 4.7x Capital Allocation 57

2. Investment amounts include Agency investments with a carrying value of $6.7 billion, single-family credit investments with a carrying value of $3.3 billion, multi-family investments with a carrying value of $255.5 million and other investments with a carrying value of $182.5 million. Net Company capital allocated includes Agency investments with net capital allocated of $758.2 million, single-family credit investments with net capital allocated of $624.4 million, multi-family investments with net capital allocated of $199.3 million and other investments with net capital allocated of $24.9 million. 3. Includes implied fair value of outstanding TBAs of $30.6 million. TBAs are recorded as derivative instruments in the Company's condensed consolidated financial statements. As of September 30, 2025, our TBAs had a net carrying value of $0.1 million reported in other liabilities on the Company's condensed consolidated balance sheets. The net carrying value represents the difference between the implied fair value of the underlying security in the TBA contract and the price to be paid or received for the underlying security (or cost basis). 4. Represents the Company's equity investments in consolidated multi-family properties that are not in disposal group held for sale. A reconciliation of the Company's equity investments in consolidated multi-family properties and disposal group held for sale to the Company's condensed consolidated financial statements is included below in "Reconciliation of Joint Venture Equity and Consolidated Mezzanine Lending Investments." 5. Represents the Company's equity investments in multi-family properties that are held for sale in disposal group. A reconciliation of the Company's equity investments in consolidated multi-family properties and disposal group held for sale to the Company's condensed consolidated financial statements is included below in "Reconciliation of Joint Venture Equity and Consolidated Mezzanine Lending Investments." 6. Includes repurchase agreements and warehouse facilities with a carrying value of $6.5 billion and outstanding TBAs with a cost basis of $30.8 million. 7. Excludes cash in the amount of $4.0 million held in the Company's equity investments in consolidated multi-family properties and equity investments in consolidated multi-family properties in disposal group held for sale. Restricted cash of $112.4 million is included in the Company's condensed consolidated balance sheets in other assets. 8. Represents the Company's total outstanding recourse repurchase agreement and warehouse facility financing, senior unsecured notes, subordinated debentures and cost basis of outstanding TBAs divided by the Company's total stockholders' equity. Does not include Consolidated SLST CDOs amounting to $1.0 billion, residential loan securitization CDOs amounting to $2.5 billion, non-Agency RMBS re-securitization CDOs amounting to $66.8 million and mortgages payable on real estate totaling $362.7 million as they are non-recourse debt. 9. Represents the Company's outstanding recourse repurchase agreement and warehouse facility financing and cost basis of outstanding TBAs divided by the Company's total stockholders' equity. Capital Allocation (continued) 58

1. Assets and liabilities of joint venture equity investments as of September 30, 2025 consisted of assets and liabilities held by the respective Consolidated Real Estate VIEs for the conclusion of business operations after real property sales that occurred in 3Q 2025. Dollar Amounts in Thousands Joint Venture Equity (1) Cross- Collateralized Mezzanine Lending Consolidated Mezzanine Lending Investment Total Cash and cash equivalents $ — $ 2,696 $ 451 $ 3,147 Real estate, net — 416,158 53,606 469,764 Assets of disposal group held for sale 1,383 — — 1,383 Other assets — 12,213 4,038 16,251 Total assets $ 1,383 $ 431,067 $ 58,095 $ 490,545 Mortgages payable on real estate, net $ — $ 317,619 $ 45,128 $ 362,747 Liabilities of disposal group held for sale 78 — — 78 Other liabilities — 8,649 1,914 10,563 Total liabilities $ 78 $ 326,268 $ 47,042 $ 373,388 Redeemable non-controlling interest in Consolidated VIEs $ — $ 13,713 $ — $ 13,713 Less: Cumulative adjustment of redeemable non-controlling interest to estimated redemption value — (54,782) — (54,782) Non-controlling interest in Consolidated VIEs — 6,622 (7,086) (464) Non-controlling interest in disposal group held for sale 627 — — 627 Net Equity Investment $ 678 $ 139,246 $ 18,139 $ 158,063 Note: Clerical differences may exist due to rounding. Reconciliation of Joint Venture Equity and Consolidated Mezzanine Lending Investments 59